October 5, 2004
DREYFUS LARGE COMPANY VALUE FUND

Supplement to the Prospectus
Dated January 1, 2004

     The following information supersedes and replaces any contrary information contained in the Fund’s Prospectus:

Effective October 5, 2004, investment decisions for the fund are made by the Large Cap Value Team (the “Team”) of The Boston Company Asset Management LLC, an affiliate of The Dreyfus Corporation (“Dreyfus”). The members of the Team are Brian Ferguson (chairman of the Team), William E. Costello, Robert J. Eastman and J. David Macey. Each member of the Team is also an employee of Dreyfus.